BLACKROCK BALANCED CAPITAL FUND, INC.

BLACKROCK SERIES FUND, INC.

BlackRock Balanced Capital Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Total Return V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 22, 2013 to the

Statement of Additional Information of each Fund

Effective immediately, the following changes are made to each Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” with respect to each Fund is amended to reflect that the Funds may invest in Collateralized Debt Obligations, Collateralized Bond Obligations and Collateralized Loan Obligations, as follows:

Collateralized Debt Obligations	X
Collateralized Bond Obligations	X
Collateralized Loan Obligations	X

Shareholders should retain this Supplement for future reference.